STARBOARD INVESTMENT TRUST

Goodwood SMID Cap Discovery Fund

Supplement to the
Prospectus, Summary Prospectus, and
Statement of Additional Information

June 8, 2016
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated September 28, 2015 for the Goodwood SMID Cap Discovery Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-683-8529.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to reflect a structural change to the Fund's method of calculating its expense cap, and to clarify how the Fund is reimbursed for expenses over that amount. It is also to correct a typographical error in the SAI relating to the disclosure of brokerage commissions.

Prospectus and Summary Prospectus

On page 3 of the Prospectus and Summary Prospectus, footnote 3 of the table titled "Annual Fund Operating Expenses" is replaced in its entirety with:

3.    The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) to not more than 1.70% of the average daily net assets of the Fund through September 30, 2017. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

On page 5 of the Prospectus and Summary Prospectus, the section titled "Operating Risk" is deleted in its entirety.

On page 9 of the Prospectus and Summary Prospectus, the section titled "Operating Risk" is deleted in its entirety.

On page 12 of the Prospectus and Summary Prospectus, the following is inserted below the section titled "Disclosure Regarding Approval of Investment Advisory Contracts:"

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and, amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 1.70 % of the Fund for the period ending September 30, 2017.  The Expense Limitation Agreement may not be terminated prior to that date.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the Investment Company Act of 1940, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.

On page 12 of the Prospectus and Summary Prospectus, the section titled "Fund Accounting and Administration Agreement" is deleted in its entirety.

On page 13 of the Prospectus and Summary Prospectus, the section titled "Operating Plan" is deleted in its entirety.

Statement of Additional Information

On page 13 of the Statement of Additional Information, under the sub-section titled "Brokerage Selection," under the section titled "Portfolio Transactions," the following language in the second paragraph is deleted in its entirety:
Caritas Capital, LLC, the Fund's prior investment advisor, directed a portion of the Fund's brokerage transactions to certain brokers because of research services provided during the fiscal years ended May 31, 2011 and 2012. The amount of these transactions for the fiscal year ended May 31, 2011 for the Fund was $9,124,191 and the related commissions paid to these brokers were $22,718.75. The amount of these transactions for the fiscal year ended May 31, 2012 for the Fund was $3,510,500 and the related commissions paid to these brokers were $7,102.
On page 13 of the Statement of Additional Information, under the sub-section titled "Brokerage Selection," under the section titled "Portfolio Transactions," the sixth paragraph, beginning with "For the fiscal year ended May 31, 2015…" is replaced in its entirety with:
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For the fiscal year ended May 31, 2015, the Fund paid brokerage commissions in the amount of $149,376. For the fiscal year ended May 31, 2014, the Fund paid brokerage commissions in the amount of $33,054. Caritas Capital, LLC, the Fund's prior investment advisor, directed a portion of the Fund's brokerage transactions during the fiscal years ended May 31, 2013. For that year, the Fund paid brokerage commissions in the amount of $6,207. The increase in brokerage commissions for the fiscal years ended May 31, 2014 and 2015 from the previous fiscal year was primarily due to increased trading volume in the Fund.
On page 21 of the Statement of Additional Information, under the section titled "Investment Advisor," the fourth paragraph beginning with, "As full compensation for the investment advisory services…" is replaced in its entirety with:
As full compensation for the investment advisory services provided to the Fund, the Advisor will receive monthly compensation based on the Fund's average daily net assets at the annual rate of 1.25%. Caritas Capital, LLC received similar compensation under the terms of the previous investment advisory agreement. In addition, the Advisor and Fund have entered into an Expense Limitation Agreement pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, amounts, if any, payable under a Rule 12b-1 distribution plan, and acquired fund fees and expenses) are limited to 1.70% of the Fund for the period ending September 30, 2017. For the fiscal year ended May 31, 2015, Goodwood Advisors, LLC received $161,835 in advisory fees, of which $3,278 was recouped to the Administrator to reimburse and cover operational costs of the Fund. For the fiscal year ended May 31, 2014, Goodwood Advisors, LLC received $54,649 in advisory fees, which were recouped to the Administrator to reimburse and cover operational costs of the Fund. For the fiscal year ended May 31, 2013, Caritas Capital, LLC received $95,431 in advisory fees.
On page 22 of the Statement of Additional Information, under the section titled "Administrator," the third paragraph beginning with, "The Administrator and Advisor have entered into an Operating Plan…" is deleted in its entirety.
Investors Should Retain This Supplement for Future Reference

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